Property, plant and equipment	12 Months Ended
Dec. 31, 2024
Property, plant and equipment
Property, plant and equipment

Note 7 - Property, plant and equipment

Property, plant and equipment consisted of the following as of December 31, 2024 and 2023:

	December 31,
	2024	2023

Leasehold land and buildings	$59,242	$59,186
Leasehold improvements	18	18
Machinery and equipment	27	19
Vehicles and office equipment	656	469
Total	59,943	59,692
Impairment	(1,554)	(1,554)
Less: accumulated depreciation	(13,476)	(11,365)
Plant and equipment, net	$44,913	$46,773

Depreciation expense was $2,108, $2,103 and $1,952 for the years ended December 31, 2024, 2023 and 2022, respectively.

During the course of the Company’s strategic review of its operations in the years ended December 31, 2024, 2023 and 2022, the Company assessed the recoverability of the carrying value of certain property, plant and equipment which resulted in impairment losses of approximately $nil, $nil and $139, respectively.